CONSENT AGREEMENT
            PRIMING LOAN AGREEMENT AND LOAN AGREEMENT

     THIS AGREEMENT is made as of this 17th day of March, 1995 and effective as of December 30, 1994 (the "Effective Date") among AMI OPERATING PARTNERS, L.P. (herein the "Borrow-er") and the lenders listed on Exhibit A attached hereto (here-in each a "Priming Loan Lender" and collectively the "Priming Loan Lenders") and the lenders listed on Exhibit B attached hereto (herein each a "Lender" and collectively the "Lenders").
     WHEREAS, the Borrower and the Priming Loan Lenders entered into that certain Priming Loan Agreement dated February 28, 1992 (the "Priming Loan Agreement"); and
     WHEREAS, the Borrower and the Lenders entered into that certain Amended and Restated Loan Agreement dated June 12, 1992 (the "Loan Agreement"); and
     WHEREAS, the Borrower, the Lenders and the Priming Loan Lenders entered into that certain Consent Agreement Priming Loan Agreement and Loan Agreement dated February 26, 1993 (the "First Consent"); that certain Second Consent Agreement Priming Loan Agreement and Loan Agreement dated March 17, 1993 (the "Second Consent"); and that certain Third Consent Agreement Priming Loan Agreement and Loan Agreement dated January 31, 1994 (the "Third Consent"); and
     WHEREAS, Borrower has requested that the Priming Loan Lenders and the Lenders grant their consent to several modifi-cations and additions to the Priming Loan Agreement and the Loan Agreement respectively; and
     WHEREAS, the Priming Loan Lenders and the Lenders are agreeable to the request and consent to the modifications as set forth herein;
     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the Priming Loan Lenders hereby consent to and agree:
      1.  For the year 1995:
          (a) The Capital Budget for each of the Hotels under the Priming Loan Agreement is as shown on Exhibit 1 hereto.
          (b) The Operating Budget, expressed on a combined basis for all of the Hotels under the Priming Loan Agreement, is shown on Exhibit 2 hereto.
          (c) The Partnership Administrative Expense Budget and Transaction Cost Budget shall not exceed the amounts shown on Exhibit 3 hereto.
      2. That Completion of all of the Work approved pursuant to the 1993 Capital Budget has occurred prior to July 1, 1994 and further all Work required to be undertaken and completed under Section 3.7 of the Priming Loan Agreement was also com-pleted prior to July 1, 1994.
      3. During calendar year 1994, Assigned Claim Amounts in the amount of $1,025,042.68 were received and paid to the Lenders. The Allocated Amount assigned to each Property was accordingly revised/reduced, and the current Allocated Amount assigned to each Property is as shown on Exhibit 4 hereto. The Allocation Percentage assigned to each Property is also restat-ed on Exhibit 4.
     In consideration of Ten Dollars ($10.00) and other good and valuable consideration, the Lenders hereby consent to and agree:
     1.   For the year 1995:
          (a) The Capital Budget for each of the Hotels under the Priming Loan Agreement is as shown on Exhibit 1 hereto.
          (b) The Operating Budget, expressed on a combined basis for all of the Hotels under the Priming Loan Agreement, is as shown on Exhibit 2 hereto.
          (c) The Partnership Administrative Expense Budget and Transaction Cost Budget shall not exceed the amounts shown on Exhibit 3 hereto.
      2. That Completion of all of the Work approved pursuant to the 1993 Capital Budget has occurred prior to July 1, 1994 and further all Work required to be undertaken and completed under Section 3.7 of the Priming Loan Agreement was also com-pleted prior to July 1, 1994.
      3. During calendar year 1994, Assigned Claim Amounts in the amount of $1,025,042.68 were received and paid to the Lenders. The Allocated Amount assigned to each Property was accordingly revised/reduced, and the current Allocated Amount assigned to each Property is as shown on Exhibit 5 hereto. The Allocation Percentage assigned to each Property is also restated on Exhibit 5.
     Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instru-ment in writing signed by a party against which enforcement of the change, waiver, discharge or termination is sought.
     This Agreement shall be construed in accordance with and governed by the laws of the State of New York.
     This Agreement may be executed simultaneously in several counterparts, each of which is an original, but all of which together shall constitute one instrument.
     Unless otherwise specified herein, all defined terms, noted by being capitalized, shall be given the same meaning as set forth in a reference document in which the term is defined.
     All of the terms, covenants, and conditions herein con-tained inure to the benefit of and shall be binding upon the parties hereto, their successors and assigns.
     This Agreement represents the total agreement between the parties and all prior agreements and/or understandings, whether written or oral, are merged herein.
     This Agreement shall only be effective when executed by all parties.
     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement.

                       AMI OPERATING PARTNERS L.P.
                       By: Prime American Realty Corp, its
                           general partner


Date: 3/21/95         By: /s/ S. Leonard Okin
                           Its: Vice President



                      *MASSACHUSETTS MUTUAL LIFE INSURANCE
                       COMPANY


Date: 3/22/95          By:/s/ Timothy Deane


                       THE HOKKAIDO TAKUSHOKU BANK, LTD.


Date: _________        By: ____________________________


                       DAIWA BANK TRUST COMPANY


Date: 3/24/95          By: /s/ Shuhei Kawabata
                           Executive Vice President

                       TRUST CO. OF THE WEST
                       TCW Asset Management Co., on behalf of
                       certain entities

Date: 3/27/95          By: /s/ Richard E. Masson
                           Managing Director

                       FOOTHILL CAPITAL CORPORATION


Date: 3/23/95          By: /s/ Jeff Nikora


                      *CENTURY LIFE OF AMERICA


Date: _________        By: /s/ Donald Heltner
                           Vice President

                       PAN AMERICAN LIFE INSURANCE


Date: _________        By: Luis Ingles, Jr. C.F.A.
                           Senior Vice President

                      *JACKSON NATIONAL LIFE INSURANCE COMPANY
                       By: PPM America, Inc.

Date: 3/29/95          By: /s/ John F. Abate
                       Its: Senior Vice President

*Executing in its capacity as both a Lender and a Priming
Lender.

AMI PROPERTIES
1995 CAPITAL PLAN
EXHIBIT 1

HOTEL PROPERTY                CAPITAL PLAN

Belmont                         $110,900
Cromwell                          91,600
Glen Burnie North                105,800
Glen Burnie South                 86,500
Inner Harbor                     390,500
Baltimore Int'l Airport          268,500
Moravia                          100,800
Pikesville                       148,550
East Hartford                    119,500
Frederick                        189,450
Hazleton                          98,790
Lancaster Rt. 30                 157,450
Lancaster Rt. 501                140,300
New Haven                         98,300
York Arsenal Road                 75,000
York Market Street               114,000

TOTAL CAPITAL BUDGET          $2,295,490

1995 OPERATING BUDGET COMBINED FOR ALL PROPERTIES
EXHIBIT 2

16 INNS               1993 ACTUAL        1994 ACTUAL       1995 BUDGET  VARIANCE
                         $       %       $        %         $      $

ROOMS AVAILABLE        911456            911729            912184            455  0.0
REVENUE P.A.R.          34.68             37.03             38.70           1.67  4.5
TOTAL OCCUPIED         555372            564422            547396         -17026 -3.0
AVERAGE RATE            56.91             59.82             64.49           4.67  7.8
OCCUPANCY %              60.9              61.9              60.0           -1.9 -3.1

GROSS REVENUES       42213511  100.0   44474248  100.0   46202100  100.0 1727852  3.9

ROOMS REVENUE        31606595  100.0   33761194  100.0   35301400  100.0 1540206  4.6
LABOR COST            5808400   18.4    6297808   18.7    6225500   17.6   72308  1.1
OTHER EXPENSES        2156683    6.8    2375429    7.0    2337400    6.6   38029  1.6
TOTAL EXPENSES        7965083   25.2    8673237   25.7    8562900   24.3  110337  1.3
OTHER INCOME           123316    0.4     131043    0.4     181600    0.5   50557 38.6
ROOMS PROFIT         23764828   75.2   25219000   74.7   26920100   76.3 1701100  6.7

PHONE REVENUE         1192855  100.0    1213584  100.0    1190100  100.0  -23484 -1.9
PHONE EXPENSES         522000   43.8     511874   42.2     525800   44.2  -13926 -2.7
PHONE PROFIT           670855   56.2     701710   57.8     664300   55.8  -37410 -5.3

FOOD REVENUE          6406947  100.0    6546762  100.0    6686100  100.0  139338  2.1
FOOD COST             2165893   33.8    2199453   33.6    2193600   32.8    5853  0.3
LABOR COST            3582068   55.9    3771193   57.6    3863200   57.8  -92007 -2.4
OTHER EXPENSES         559063    8.7     536116    8.2     523400    7.8   12716  2.4
TOTAL EXPENSES        6307024   98.4    6506762   99.4    6580200   98.4  -73438 -1.1
OTHER INCOME           956443   14.9    1104793   16.9    1113500   16.7    8707  0.8
FOOD PROFIT           1056366   16.5    1144793   17.5    1219400   18.2   74607  6.5

BEVERAGE REVENUE      1927355  100.0    1716872  100.0    1729400  100.0   12528  0.7
BEVERAGE COST          431905   22.4     400736   23.2     390000   22.6   10736  2.7
LABOR COST             473755   24.6     421342   24.5     459400   26.6  -38058 -9.0
ENTERTAINMENT          104894    5.4      43319    2.5      43500    2.5    -181 -0.4
OTHER EXPENSES         194740   10.1     136512    8.0     133300    7.7    3212  2.4
TOTAL EXPENSES        1205294   62.5    1001909   58.4    1026200   59.3  -24291 -2.4
BEVERAGE PROFIT        722061   37.5     714963   41.6     703200   40.7  -11763 -1.6
F&B PROFIT            1778427   21.3    1859756   22.5    1922600   22.8   62844  3.4

GROSS OPER INCO      26214110   62.1   27780466   62.5   29507000   63.9 1726534  6.2

ADMIN. & GENERAL      4477502   10.6    4721580   10.6    4816100   10.4  -94520 -2.0
FRANCHISE FEES        1264582    3.0    1326451    3.0    1412000    3.1  -85549 -6.4
MANAGEMENT FEES       1008522    2.4    1018471    2.3    1105700    2.4  -87229 -8.6
MARKETING             3228056    7.6    3244520    7.3    3326300    7.2  -81780 -2.5
UTILITIES             2978799    7.1    2875077    6.5    3067600    6.6 -192523 -6.7
R&M LABOR             1659535    3.9    1787349    4.0    1809100    3.9  -21751 -1.2
R&M OTHER             1134218    2.7    1266866    2.8    1256800    2.7   10066  0.8
R&M PROJECTS           221889    0.5     324695    0.7     416000    0.9  -91305 -28.1
TOTAL GEN. & UNAPPR. 15973103   37.8   16565009   37.2   17209600   37.2 -644591 -3.9

HOUSE PROFIT         10241007   24.3   11215457   25.2   12297400   26.6 1081943  9.6

NON-OPERATING INCO     179306    0.4     208567    0.5     163800    0.4  -44767 -21.5

GROSS OPERATING PRO  10420313   24.7   11424024   25.7   12461200   27.0 1037176  9.1

TAXES & OTHER         2099036    5.0    2361228    5.3    2460200    5.3  -98972 -4.2

PROFIT BEFORE RID     8321277   19.7    9062796   20.4   10001000   21.6  938204 10.4

RENT                    62284    0.2      48350    0.1      47700    0.1     650  1.3
INTEREST                    0    0.0          0    0.0          0    0.0       0  0.0
DEPREC. & AMORT.            0    0.0          0    0.0          0    0.0       0  0.0
TOTAL RID               62284    .02      48350    0.1      47700    0.1     650  1.3

NET INCOME            8256993   19.6    9014446   20.3    9953300   21.5  938854 10.4

EXHIBIT 3
PARTNERSHIP ADMINISTRATIVE EXPENSE
AND TRANSACTION COST BUDGET 1995
                                               TOTALS
1. Director's Costs: Fees and Expenses         $170,000
                     Insurance                  170,000
2. Coopers & Lybrand-1994 Audit & Taxes          43,000
3. Legal Costs                                   50,000
4. New York Stock Exchange Annual Fees           20,000
5. First Chicago Trust                           20,000
6. Printing Costs                                15,000
7. Winegardner & Hammons: Fees                   36,000
     Expenses Reimbursed                         36,000
8. Miscellaneous                                 20,000
9. Contingiency                                 154,875

Total PMI Administrative Costs                 $826,875

AMI Costs:
Mass Mutual (Successor Servicer Fee)           $135,000

Note: The 1995 PMI Administrative Expenses and Transaction costs cannot exceed $826,875.

REVISED ALLOCATION AMOUNTS AND ALLOCATION PERCENTAGES
EXHIBIT 4
                                                         Revised
Hotel Property       Allocation Percentage (1)       Allocated Amount (2)

Inner Harbor                  23.9%                  $16,335,396.61
BWI                           11.3%                    7,723,430.15
Belmont                        3.0%                    2,050,468.19
Cromwell                       7.8%                    5,331,217.30
Frederick                      7.4%                    5,057,821.54
Glen Burnie N.                 2.6%                    1,777,072.43
Glen Burnie S.                 3.1%                    2,118,817.14
Moravia                        2.6%                    1,777,072.43
Pikesville                     2.6%                    1,777,072.43
Hazleton                       1.9%                    1,298,629.85
Lancaster 30                   9.6%                    6,561,498.22
Lancaster 501                  5.4%                    3,690,842.76
York Arsenal                   3.9%                    2,665,608.66
York Market                    3.9%                    2,665,608.66
East Hartford                  5.4%                    3,690,842.76
New Haven                      5.6%                    3,827,540.61
                             100.0%                  $68,348,939.74

(1) The allocation percentage is the multiple which should be multiplied times any additional Assigned Claim Amounts received by the Lenders in connection with the Prime Bankruptcy, which product shall be subtracted form the current
Allocated Amount assigned to each Property to determine the revised Allocated
Amount.

(2) Revised to reflect payment to the Lenders in 1994 of Assignment Claim
Amounts of $1,025,042.68 (credited to the Partnership on February 1, 1995) in connection with the Prime Bankruptcy.

REVISED ALLOCATED AMOUNTS AND ALLOCATION PERCENTAGES
EXHIBIT 5
                                            Revised Allocated Amounts (2) (3)
Hotel Property   Allocated Percentage (1)        C1              C2

Inner Harbor            23.9%               $16,335,396.61  $12,989,396.61
BWI                     11.3%                 7,723,430.15    6,141,430.15
Belmont                  3.0%                 2,050,468.19    1,630,468.19
Cromwell                 7.8%                 5,331,217.30    4,239,217.30
Frederick                7.4%                 5,057,821.54    4,021,821.54
Glen Burnie N.           2.6%                 1,777,072.43    1,413,072.43
Glen Burnie S.           3.1%                 2,118,817.14    1,684,817.14
Moravia                  2.6%                 1,777,072.43    1,413,072.43
Pikesville               2.6%                 1,777,072.43    1,413,072.43
Hazleton                 1.9%                 1,298,629.85    1,032,629.85
Lancaster 30             9.6%                 6,561,498.22    5,217,498.22
Lancaster 501            5.4%                 3,690,842.76    2,934,842.76
York Arsenal             3.9%                 2,665,608.66    2,119,608.66
York Market              3.9%                 2,665,608.66    2,119,608.66
East Hartford            5.4%                 3,690,842.76    2,934,842.76
New Haven                5.6%                 3,827,540.61    3,043,540.61
                       100.0%               $68,348,939.74  $54,348,939.74

(1) The allocation percentage is the multple which should be multiplied times any additional Assigned Claim Amounts reveived by the Lenders in connection with the Prime Bankruptcy, which shall be subtracted from the current Allocated
Amount assigned to each Property to determine the revised Allocated Amount.

(2) Revised to reflect payment to the Lenders in 1994 of Assignment Claim
Amounts of $1,025,042.68 (credited to the Partnership on February 1, 1995) in connection with the Prime Bankruptcy.

(3) The Allocated Amount for each Property until such time as the Priming Loan had been paid in full is shown under column C-1. After the Priming Loan is no longer in existence and there are no other mortgage liens affecting any of the Properties which are prior to or pari passu with the lien of the Mortgagees securing the Loan, the Allocated Amount shall be the value allocated to each Property as shown on column C-2.